UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 23, 2021 (April 20, 2021)

ENTERPRISE BANCORP, INC.
(Exact name of registrant as specified in charter)

Massachusetts	001-33912	04-3308902
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

222 Merrimack Street
Lowell,	Massachusetts	01852
(Address of principal executive offices)		(Zip Code)

(978)459-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EBTC	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    2021 Variable Compensation Incentive Plan. On April 20, 2021, the Board of Directors of Enterprise Bank and Trust Company (the “Bank”), the wholly owned banking subsidiary of Enterprise Bancorp, Inc. (the “Company”), approved the Enterprise Bank 2021 Variable Compensation Incentive Plan (the “2021 Incentive Plan”), including approval of specific performance factors, performance targets and percentage payout amounts for 2021. The 2021 Incentive Plan applies to employees, including the Company’s named executive officers, who do not otherwise participate in any form of individual-based incentive plan maintained by the Bank.
The 2021 Incentive Plan is designed to acknowledge and reward bank-wide performance objectives. Eligible employees receive a target incentive opportunity, which is a set percentage of an individual’s base salary for the plan year (i.e., salary earnings for the year ending on December 31, 2021). Each participating employee is assigned to an incentive group based upon the employee’s position and role in the Bank. The performance factors that apply vary between incentive groups based on the role of the employee. The weights assigned to each performance factor (which determine the percentage of the total incentive payment that may be earned by an employee through accomplishment of the performance target applicable to such factor) differ by incentive group.
The total compensation pool available for incentive payouts under the 2021 Incentive Plan will be determined by the Company’s overall performance for the 2021 Incentive Plan year. The Company must attain a specified level of performance in Income, as defined below (the “threshold” level), for the plan year for a payout to be made under the performance factors outlined in the 2021 Incentive Plan. Income under the 2021 Incentive Plan is defined as pre-tax income excluding variable compensation plan expense, the provision for credit losses, gains or losses on sales of investment securities, losses on the prepayment of borrowings or subordinated debt, and gains or losses on the early termination of hedged transactions.

Each of the Company’s named executive officers are in the “Bankwide” incentive group under the 2021 Incentive Plan. Payouts under the “Bankwide” incentive group will be based on Income, which performance factor results will be reduced if the Company’s provision for credit losses exceeds the budgeted level for 2021. Higher levels of payout may be accomplished if the Income performance level exceeds “threshold”, including reaching “target” and “stretch” levels for a maximum incentive opportunity to be paid under the 2021 Incentive Plan of 150% of the target incentive opportunity. Any payout for the 2021 Incentive Plan year will be made on or before March 15, 2022 and will be paid as outlined below.
Each of Messrs. George L. Duncan and Richard W. Main, the Company’s Executive Chairman and President, respectively, may receive an incentive payout under the 2021 Incentive Plan ranging from 1% of base salary if the Bank accomplishes the “threshold” levels for the performance factor to 45% at “target” levels and 67.5% at “stretch” levels.
Mr. John P. Clancy, Jr., the Company’s Chief Executive Officer, may receive an incentive payout under the 2021 Incentive Plan ranging from 1% of base salary if the Bank accomplishes the “threshold” levels for the performance factor to 50% at “target” levels and 75% at “stretch” levels.
Mr. Stephen J. Irish, the Company’s Managing Director of Wealth Management and Chief Operating Officer, may receive an incentive payout under the 2021 Incentive Plan ranging from 1% of base salary if the Bank accomplishes the “threshold” levels for the performance factor to 37.5% at “target” levels and 56.25% at “stretch” levels.
Mr. Joseph R. Lussier, the Company’s Chief Financial Officer and Treasurer, may receive an incentive payout under the 2021 Incentive Plan ranging from 1% of base salary if the Bank accomplishes the “threshold” levels for the performance factor to 30% at “target” levels and 45% at “stretch” levels.
In addition, the Compensation and Human Resources Committee, as authorized by the Board of Directors, has the discretion to (i) amend, modify, or discontinue any of the terms and conditions of the

2021 Incentive Plan at any time it deems appropriate and will determine on at least an annual basis, those employees of the Bank that will be eligible to participate in the 2021 Incentive Plan, (ii) determine whether the occurrence of an extraordinary event outside the control of the Company, and which affects the Company’s financial statements, should impact the payout under the 2021 Incentive Plan, (iii) require recoupment of a partial or full payout received by a Senior Vice President or above if there is a material negative restatement resulting from material noncompliance with certain rules and regulations, and (iv) the Compensation and Human Resources Committee has final and binding interpretation if there is any ambiguity as to the meaning of any terms or provisions of the 2021 Incentive Plan and employees will be subject to disciplinary action up to and including termination of employment if inappropriate manipulation of performance/financial results or any other infraction of recognized ethical business standards are performed.
The foregoing description is a summary of the 2021 Incentive Plan and is qualified in its entirety by reference to the copy of the 2021 Incentive Plan that is attached as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference to this Current Report on Form 8-K.
    Supplemental Executive Retirement and Deferred Compensation Plan 2021 Addendum. At a meeting held on April 20, 2021, the Company’s Board of Directors, on the recommendation of the Compensation and Human Resources Committee, approved the Enterprise Bank Supplemental Executive Retirement and Deferred Compensation Plan (the “SERP”) 2021 Addendum (the “2021 SERP Addendum”), including approval of service-based and performance-based contributions for the Chief Executive Officer and the Executive Vice Presidents of the Company, including the Managing Director of Wealth Management and Chief Operating Officer, Mr. Irish, and the Chief Financial Officer and Treasurer, Mr. Lussier. The contributions for the 2021 SERP plan year will be made on or before March 15, 2022 and will be contributed as outlined below.

The Company’s Chief Executive Officer, Mr. Clancy, will receive a service-based contribution of $75,000 and will be eligible to receive an additional performance-based contribution outlined below based on the following criteria for 2021:

	0%	25%	50%	75%	100% (Target)	125%	150%
Income Metric	44.9M	48.5M	52.1M	55.7M	59.3M	62.9M	66.5M
Chief Executive Officer Contribution Amount:	$0	$12,500	$25,000	$37,500	$50,000	$100,000	$150,000

The Company’s Managing Director of Wealth Management and Chief Operating Officer, Mr. Irish, will receive a service-based contribution of $18,000. The Company’s Chief Financial Officer and Treasurer, Mr. Lussier, will receive a service-based contribution of $7,000. Mr. Irish and Mr. Lussier will each be eligible to receive an additional performance-based contribution outlined below based on the following criteria for 2021:

	0%	25%	50%	75%	100% (Target)	125%	150%
Income Metric	44.9M	48.5M	52.1M	55.7M	59.3M	62.9M	66.5M
Executive Vice Presidents Contribution Amount:	$0	$1,750	$3,500	$5,250	$7,000	$14,000	$21,000

Income under the 2021 SERP Addendum is defined as pre-tax income excluding variable compensation plan expense, the provision for credit losses, gains or losses on sales of investment securities, losses on the prepayment of borrowings or subordinated debt, and gains or losses on the early termination of hedged transactions. Additionally, the Income performance factor result will be reduced if the Company’s provision for credit losses exceeds the budgeted level for 2021. Any contribution for the 2021 SERP plan year will be made on or before March 15, 2022.
The foregoing description is a summary of the 2021 SERP Addendum and is qualified in its entirety by reference to the copy of the Enterprise Bank Supplemental Executive Retirement and Deferred

Compensation Plan filed as Exhibit 10.17 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 filed with the Securities and Exchange Commission on March 3, 2019 and the 2021 SERP Addendum that is attached as Exhibit 10.2 to this Current Report on Form 8-K and is hereby incorporated by reference to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are included with this Current Report on Form 8-K:

	Exhibit 10.1	Enterprise Bank 2021 Variable Compensation Incentive Plan.

	Exhibit 10.2	Enterprise Bank Supplemental Executive Retirement and Deferred Compensation Plan 2021 Addendum.

[Remainder of Page Intentionally Blank]

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE BANCORP, INC.

Date: April 23, 2021	By:	/s/ Joseph R. Lussier
Joseph R. Lussier
Executive Vice President, Treasurer and Chief Financial Officer